UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 19, 2011

COVENANT BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

000-53989
(Commission File Number)

Delaware	80-0092089
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

7306 West Madison Street
Forest Park, Illinois 60130
(Address of Principal Executive Offices)

(708) 366-0200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

Resignation of Current Independent Registered Public Accounting Firm

By letter dated September 19, 2011, McGladrey & Pullen, LLP (“McGladrey”), informed Covenant Bancshares, Inc. (the “Company”), that McGladrey would resign as the Company’s independent registered public accounting firm effective upon completion of the audit for the year ended December 31, 2010.

The Company engaged McGladrey as the Company’s independent registered public accounting firm in connection with McGladrey’s audits of the Company’s annual financial statements as of and for the period from inception (March 12, 2008) to December 31, 2008, and during the fiscal years ended December 31, 2009 and December 31, 2010, as well as the period through September 19, 2011.  With respect to McGladrey and its service as the Company’s independent registered public accounting firm, during the period from inception (March 12, 2008) to December 31, 2008, and during the fiscal year ended December 31, 2009:

•
McGladrey’s reports on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

•
There were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of McGladrey, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their reports.

•	There were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

As of the date hereof, McGladrey has not completed any audit report on the Company’s consolidated financial statements for any period subsequent to December 31, 2009.  Accordingly, during the fiscal years ended December 31, 2010 and 2009, as well as the period through September 19, 2011, there were no reports issued by McGladrey that contained an adverse opinion or disclaimer of opinion, or that were qualified or modified as to uncertainty, audit scope or accounting principles.  Furthermore, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of McGladrey, would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their reports.  However, McGladrey advised the Company that there will be a material weakness reported for 2010 in relation to our inability to prepare timely financial statements and related disclosures.  The extent of the material weaknesses cannot be fully determined until the completion of the 2010 audit.

The Company provided McGladrey with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that McGladrey furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of McGladrey’s letter dated September 23, 2011, is attached as Exhibit 16.1 hereto.

Engagement of New Independent Registered Public Accounting Firm

  As of the date of this Report, the Company's Board of Directors has not retained a new independent registered public accounting firm for the Company's financial statements going forward.  The

Company is currently in the process of making a selection of its new independent registered public accounting firm, and will notify its shareholders by way of a subsequent Current Report on Form 8-K at the time when the selection is made.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit
16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated September 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COVENANT BANCSHARES, INC.

Date: September 23, 2011	By:	/s/Herman L. Davis
Herman L. Davis
Sr. Vice President, CFO, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
16.1	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated September 23, 2011.